UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2026

FEDERAL HOME LOAN BANK OF CHICAGO
(Exact name of registrant as specified in its charter)

Federally chartered corporation		000-51401	36-6001019
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

433 West Van Buren Street, Suite 501S			60607
Chicago,	IL		(Zip Code)
(Address of principal executive offices)
(312) 565-5700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On July 20, 2026, remarks delivered by an employee at a meeting between the Federal Home Loan Bank of Chicago (Bank) and one of its member institutions included statements that the Bank expects to declare a 9.50% (annualized) dividend for its Class B1 activity stock based on preliminary financial results for the second quarter 2026.

The Bank is making this disclosure to address Regulation FD requirements in the case of an inadvertent disclosure of material nonpublic information regarding the Bank or its securities to persons outside the Bank, including stockholders.

The Bank anticipates announcing its declaration of a dividend to stockholders for the second quarter 2026 by the Bank’s Board of Directors, on or about July 29, 2026. Any anticipated declaration of a dividend is not a guarantee or a commitment by the Bank regarding the payment of any future dividends or the level of future dividend rates. Future dividend payments remain subject to determination and declaration by the Bank’s Board of Directors and may be impacted by changes in financial or economic conditions, regulatory and statutory limitations, and any other relevant factors.

The information contained in Item 7.01 of this report is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this report shall not be deemed to be incorporated by reference in the filings of the Bank under the Securities Act of 1933, as amended.

This report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than statements of historical fact, including statements with respect to beliefs, plans, objectives, projections, estimates, or predictions. These statements are based on the Bank’s expectations as of the date hereof. The words “believe”, “estimate”, “expect”, “preliminary”, “continue”, “remain”, “commit”, and similar statements and their plural and negative forms are used to identify some, but not all, of such forward-looking statements. For example, statements about future dividends and expectations for financial commitments are forward-looking statements. The Bank cautions that, by their nature, forward-looking statements involve risks and uncertainties, including, but not limited to: legislative and regulatory developments that affect the Bank, its members, or counterparties; instability in the credit and debt markets; economic conditions (including banking industry developments and liquidity in the financial system); prolonged inflation or recession; maintaining compliance with regulatory and statutory requirements (including relating to dividend payments and retained earnings); any decrease in levels of business which may negatively impact results of operations or financial condition; the reliability of projections, assumptions, and models on future financial performance and condition; political, national and world events (including geopolitical conflicts); changes in demand for advances or consolidated obligations; membership changes; changes in mortgage interest rates and prepayment speeds on mortgage assets; the Bank’s ability to execute its business model and pay future dividends (including enhanced dividends on activity stock); the Bank’s ability to protect the security of information systems and manage any failures, interruptions, or breaches in its technology, controls or operating processes; and the risk factors set forth in the Bank’s periodic filings with the Securities and Exchange Commission (SEC), which are available through the SEC’s reporting website. The Bank assumes no obligation to update any forward-looking statements made herein. In addition, the Bank reserves the right to change its business plan or plans for any programs for any reason, including but not limited to, legislative or regulatory changes, changes in membership or member usage of programs, or changes at the discretion of the board of directors. Accordingly, the Bank cautions that actual results could differ materially from those expressed or implied in these forward-looking statements or could impact the extent to which a particular plan, objective, projection, estimate or prediction is realized. New factors may emerge, and it is not possible to predict the nature of each new factor or assess its potential impact. Given these uncertainties, undue reliance should not be placed on forward-looking statements.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Chicago
By: /s/ Laura M. Turnquest
Name: Laura M. Turnquest
Date: July 28, 2026	Title: Executive Vice President, Chief Legal Officer, General Counsel and Corporate Secretary